UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2007

ROYALTECH CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131815

(Commission File Number)

98-0445019

(IRS Employer Identification No.)

1855 Talleyrand, Suite 203A, Brossard, Quebec, Canada, J4W 2Y9

(Address of principal executive offices and Zip Code)

(514) 586-3168

Registrant's telephone number, including area code

Inapplicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On June 30, 2007, we issued an aggregate of 2,228,625 shares of our common stock to thirty three (33) individuals, in exchange for an aggregate of 2,971,500 shares of common stock in Ville Mobile Technologies Corp., a company incorporated under the laws of Delaware. The 2,971,500 shares of common stock in Ville Mobile Technologies Corp. we acquired represent 16.53% of the issued and outstanding shares of Ville Mobile Technologies Corp. We issued 2,228,625 shares of our common stock to thirty three (33) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALTECH CORP.

/s/ Chenxi Shi

Chenxi Shi

President

Date: July 3, 2007